                                                                     Exhibit 4.1

--------------------------------------------------------------------------------

   Number                                                              Shares
-------------                                                      -------------

-------------                     [AKAMAI LOGO]                    -------------

                            AKAMAI TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK                                                        COMMON STOCK

             ------------------------------------------------------
              This Certifies that                CUSIP 00971T 10 1

                                                                     SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS


              is the owner of
             ------------------------------------------------------

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

AKAMAI TECHNOLOGIES, INC. (the "Corporation") transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, each as now or hereafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   [AKAMAI       IN WITNESS WHEREOF, the Corporation has caused this Certificate
TECHNOLOGIES,    to be executed by the facsimile signatures of its duly
     INC.        authorized officers and sealed with the facsimile seal of the
    SEAL]        Corporation.

Dated:

            /s/ Timothy Weller                        /s/ Paul Sagan

    CHIEF FINANCIAL OFFICER AND TREASURER  PRESIDENT AND CHIEF OPERATING OFFICER


                               COUNTERSIGNED AND REGISTERED:
                                              BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR


                                          BY  /s/ [Illegible]

                                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------

                           AKAMAI TECHNOLOGIES, INC.

   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in
          common            UNIF GIFT MIN ACT-____________Custodian_____________
TEN ENT  -as tenants by                          (Cust)               (Minor)
          the entirety
JT TEN   -as joint tenants                      under Uniform Gifts to Minors
          with right of
          survivorship and                      Act_____________________________
          not as tenants                                     (State)
          in common
COM PROP -as community
          property


    Additional abbreviations may also be used though not in the above list.


For value received, _______________________________ hereby sell(s), assign(s)
and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________ _________________________________________

________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________________  ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.